UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NETFLIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! NETFLIX, INC. 2021 Annual Meeting Vote by June 2, 2021 8:59 PM ET NETFLIX, INC. 100 WINCHESTER CIRCLE LOS GATOS, CA 95032 D39635-P51438 You invested in NETFLIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 3, 2021 3:00 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/nflx2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect four Class I directors to hold office until the 2024 Annual Meeting of Stockholders. Nominees: 1a. Richard N. Barton For 1b. Rodolphe Belmer For 1c. Bradford L. Smith For 1d. Anne M. Sweeney For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For 3. Advisory approval of the Company’s executive officer compensation. For 4. Stockholder proposal entitled, “Proposal 4 - Political Disclosures,” if properly presented at the meeting. Against 5. Stockholder proposal entitled, “Proposal 5 - Simple Majority Vote,” if properly presented at the meeting. Against 6. Stockholder proposal entitled, “Stockholder Proposal to Improve the Executive Compensation Philosophy,” if properly presented at the meeting. Against 7. Stockholder proposal entitled, “Charitable Giving Reporting,” if properly presented at the meeting. Against Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39636-P51438